DESCRIPTION OF THE PLAN	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
DESCRIPTION OF THE PLAN	DESCRIPTION OF THE PLAN
The following description of The Procter & Gamble Commercial Company Employees’ Savings Plan (the “Plan”) provides only general information. Participants should refer to the Plan document for a more complete description of the Plan’s provisions.
General — The Plan is a defined contribution plan covering all eligible employees of The Procter & Gamble Commercial, LLC (the “Plan Sponsor”), a subsidiary of The Procter & Gamble Company (P&G). In order to be eligible to participate in the Plan, employees must be residents of Puerto Rico and have completed one year of service. The Procter & Gamble U.S. Business Services Company controls and manages the operation and administration of the Plan. Alight Solutions LLC serves as the recordkeeper of the Plan. The Northern Trust Company serves as the custodian of the Plan. Banco Popular de Puerto Rico serves as the trustee of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Contributions — Each year, participants may contribute up to 10% of their pretax annual compensation, as defined in the Plan, not exceeding the maximum deferral amount specified by Puerto Rico law. Participants may also contribute amounts representing distributions from other Puerto Rico qualified defined benefit or defined contribution plans. The Plan Sponsor contributes 40% of the first 5% of eligible compensation that a participant contributes to the Plan. Contributions are subject to certain PR Code limitations. Participant and Plan Sponsor contributions are recorded when withheld.
Participant Accounts — Individual accounts are maintained for each Plan participant. Each participant’s account is credited with the participant’s contribution, Plan Sponsor contributions, and allocations of Plan earnings, and charged with withdrawals and an allocation of Plan losses and administrative expenses. Allocations are based on account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account.
Investments — Participants direct the investment of their contributions and account balances into various investment options offered by the Plan. The Plan Sponsor contributions are automatically invested in The Procter & Gamble Company common stock (“P&G common stock”). The Plan currently offers seven mutual funds (including a money market mutual fund) as investment options for participants.
Vesting — Participants are vested immediately in their contributions, plus actual earnings thereon. The Plan Sponsor contributions plus actual earnings thereon are 100% vested upon the occurrence of any of the following events: completion of three years of credited service; attaining age 65; total disability or death while employed by the Plan Sponsor.
Payment of Benefits — On termination of service, death, or disability, a participant may receive the value of the vested interest in his or her account as a lump-sum distribution or as P&G common stock, with any fractional share of stock paid in cash. Participants are also eligible to make hardship withdrawals in the event of certain financial hardships.

Notes Receivable from Participants — Loans to participants are not permitted under the Plan.
Forfeited Accounts — At December 31, 2025 and 2024, forfeited non-vested accounts totaled $2,665 and $791, respectively. These accounts can be used to reduce future Plan Sponsor contributions. During the year ended December 31, 2025 and 2024, no forfeited non-vested account monies were used.